Exhibit 99.1

NovaBay Pharmaceuticals Receives a NYSE American Notice Regarding Low Share Price

EMERYVILLE, Calif. (October 7, 2022) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) announces that on October 3, 2022 it received a notice from the NYSE American LLC that the Company’s common stock has been selling for a low price per share for a substantial period of time. As a result, pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the Company must effect a reverse stock split of its common stock or otherwise demonstrate sustained price improvement within a reasonable period of time, which the NYSE American has determined to be no later than April 3, 2023, in order to continue its listing on the NYSE American.

The Company intends to take steps to improve its stock price, which include the filing of a definitive proxy statement with the Securities and Exchange Commission (“SEC”) to hold a Special Meeting of Stockholders (the “Special Meeting”) on November 10, 2022 seeking stockholder authorization of a reverse stock split at a ratio of between 1-for-10 and 1-for-35. The notice from the NYSE American has no immediate effect on the listing or trading of the Company’s common stock, and the common stock will continue to trade on the NYSE American.

The Company expects that the reverse stock split, if approved by stockholders at the Special Meeting and effected, will increase the market price of its common stock, which the Company believes will enable it to satisfy the continued listing requirements of the NYSE American for the foreseeable future. In addition, the reverse stock split may improve the marketability and liquidity of its common stock, and appeal to a broader range of investors. Further, due to the number of shares of common stock underlying the securities issued, or to be issued, in connection with two financing transactions entered into on September 9, 2022, the NYSE American rules require the Company to seek stockholder approval prior to the issuance of those underlying shares. The additional capital from these transactions is expected to support implementation of the Company’s growth strategies.

“Like other small publicly traded companies, NovaBay has faced challenging market conditions during 2022, prompting us to seek stockholder approval to effect a reverse stock split and to raise additional capital to fund our business strategy,” said Justin Hall, NovaBay CEO. “That said, we are optimistic about our prospects for continued sales growth. We are building on established brands in the large and growing eyecare, skincare and wound care markets with differentiated products that are scientifically developed and clinically proven. We are executing on a commercial strategy featuring multiple product launches while leveraging new market opportunities and broadening distribution of our current products. Given the timing of implementing our growth initiatives and other anticipated favorable developments, we continue to expect topline growth through 2022 and into 2023.”

The definitive proxy statement was filed with the SEC on September 30, 2022 and is available here. All NovaBay stockholders of record at the close of business on the record date, September 13, 2022, are entitled to vote their shares of Company common stock at the Special Meeting. Every stockholder’s vote is important, regardless of the number of shares held, and the Company requests the prompt submission of votes.

The Special Meeting will be held virtually at 11:00 a.m. Pacific time on Thursday, November 10, 2022. Stockholders as of the record date are invited to attend the Special Meeting at www.virtualshareholdermeeting.com/NBY2022SM. Instructions regarding how to connect and participate live via the Internet, including how to demonstrate proof of stock ownership, are posted at https://east.virtualshareholdermeeting.com/vsm/web?pvskey=NBY2022SM.

If stockholders have questions or need assistance with voting their shares, please call Alliance Advisors, LLC, the Company’s proxy solicitor, at 855-643-7304.

About NovaBay Pharmaceuticals, Inc.:

NovaBay Pharmaceuticals, Inc. is a pharmaceutical company that develops and sells scientifically created and clinically proven eyecare and skincare products. Avenova® is the most prescribed antimicrobial lid and lash spray and DERMAdoctor® is a premium skincare brand offering more than 30 dermatologist-developed skincare products sold through traditional domestic retailers, digital beauty channels and international distributors.

NovaBay Pharmaceuticals Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our business strategies and prospects, expected future financial results (including our ability to continue as a going concern), the impact of the proposed reverse stock split, and the Company’s ability to regain compliance with the continued listing requirements of the NYSE American. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by the forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in NovaBay’s latest Form 10-Q/K filings with the SEC, especially under the heading “Risk Factors,” and in the definitive proxy statement filed by NovaBay with the SEC, especially under the heading “Proposal Two: The Reverse Stock Split Proposal — Risks Relating to the Reverse Stock Split.” The forward-looking statements in this press release speak only as of this date, and NovaBay disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Additional Information About the Special Meeting

As referenced above, certain stockholder matters, including the reverse stock split, will be voted upon (the “Stockholder Matters”) at the Special Meeting and the Company has filed a definitive proxy statement with the SEC on September 30, 2022. This press release does not contain all the information that should be considered concerning the Stockholder Matters, and is not intended to form the basis of any voting decision, investment decision or any other decision in respect of the Stockholder Matters. THE COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE STRONGLY URGED ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS THERETO AND OTHER DOCUMENTS OR DEFINITIVE PROXY MATERIALS FILED WITH THE SEC IN CONNECTION WITH THE STOCKHOLDER MATTERS BEFORE MAKING ANY VOTING DECISION, AS THESE DOCUMENTS AND MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THESE STOCKHOLDER MATTERS. Stockholders will be able to obtain copies of the definitive proxy statement and other documents and definitive proxy materials filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: NovaBay Pharmaceuticals, Inc., 2000 Powell Street, Suite 1150, Emeryville, CA 94608, attention: Corporate Secretary.

Socialize and Stay Informed on NovaBay’s Progress

Like us on Facebook

Follow us on Twitter

Connect with NovaBay on LinkedIn

Visit NovaBay’s Website

Avenova Purchasing Information

For NovaBay Avenova purchasing information:

Please call 800-890-0329 or email sales@avenova.com

Avenova.com

DERMAdoctor Purchasing Information

For DERMAdoctor purchasing information:

Please call 877-337-6237 or email service@dermadoctor.com

DERMAdoctor.com

NovaBay Contact

Justin Hall

Chief Executive Officer and General Counsel

510-899-8800

jhall@novabay.com

Investor Contact

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

# # #